UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 3, 2006

Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Deposition of Assets

On November 3, 2006, New Ulm Telecom, Inc. (the “Company”) announced that it has acquired a one-third interest in Hector Communications Corporation through the previously announced merger with Hector Acquisition Corporation. The Hector Acquisition Corporation is equally owned by New Ulm Telecom, Inc., Blue Earth Valley Communications, Inc. and Arvig Enterprises, Inc. Hector Acquisition Corporation acquired all of the outstanding shares of Hector Communications Corporation stock for $36.40 per share.

ITEM 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements will be filed within 71 days of this filing.

(b)	Pro Forma Financial Information

Pro forma financial information will be filed within 71 days of this filing.

(d)	Exhibits
99.1	Press release dated November 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: November 3, 2006	By:	/s/ Nancy Blankenhagen
Nancy Blankenhagen Chief Financial Officer